UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 20, 2013

HEALTH ENHANCEMENT PRODUCTS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-30415	87-0699977
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2804 Orchard Lake Rd., Keego Harbor, Michigan 48320

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (248) 452-9866

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.

Other Events

Entry into a Collaboration Agreement

On December 20, 2013, the Registrant entered into a Collaboration, Confidentiality and Option Agreement (“Agreement”) with a global animal health company.  In the Agreement, the Registrant granted to the counterparty an exclusive option to negotiate an exclusive license with the Registrant.  Specifically, upon completion of a collaborative study (which is in process), the Agreement provides for a 90 day exclusivity period for evaluation of results and, based on the counterparty’s desire for an exclusive license thereto, 90 days to conclude an exclusive license agreement.

Item 9.01

Financial Statements and Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH ENHANCEMENT PRODUCTS, INC.

Date:  December 26, 2013

By: /s/ PHILIP M, RICE II

Philip M. Rice, II, Chief Financial Officer

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